FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED LOAN AGREEMENT

This First Amendment to Third Amended and Restated Loan Agreement (“Amendment”) is made as of January 7, 2011, by and among THE ANDERSONS, INC., an Ohio corporation (the “Borrower”), the financial institutions signatory hereto and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“U.S. Bank”), in its capacity as Agent for the Lenders (in such capacity, the “Agent”) and as one of the Lenders.

RECITAL

This Amendment is made with respect to the Third Amended and Restated Loan Agreement, dated December 17, 2010, (as amended, modified, supplemented, renewed or restated from time to time, the “Agreement“). Capitalized terms that are not defined in this Amendment shall have the meanings assigned to them in the Agreement. The Borrower and each Lender that is required to sign this Amendment in accordance with Section 10.31(b) and (c) of the Agreement, desire to increase the total amount of the Line of Credit A Loan Commitments by $92,341,772.15 to $605,000,000, in accordance with Section 10.31(b) and (c) of the Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in this Amendment, and of any loans or extensions of credit or other financial accommodations heretofore, now or hereafter made to or for the benefit of Borrower, the parties agree as follows:

1. Section 1.1 of the Agreement, General Definitions, is hereby amended by amending the following definitions as follows:

"Agent’s Letter” shall mean, collectively, the letter agreement between Borrower and the Agent dated December 17, 2010 and the letter agreement between Borrower and the Agent dated January 7, 2011.

"Line of Credit A Loan Commitment” shall mean as to any Lender, such Lender’s Pro Rata Percentage of $605,000,000, as set forth opposite such Lender’s name under the heading “Line of Credit A Loan Commitments” on Schedule A-2, subject to Assignment and Acceptance in accordance with Section 10.23, and as such amount may be reduced or terminated from time to time pursuant to Sections 2.3(c), 2.8 or 9.1 and as such amount may be increased from time to time pursuant to Section 10.31(b); and "Line of Credit A Loan Commitments” shall mean collectively, the Line of Credit A Loan Commitments for all the Lenders.

2. The Borrower represents and warrants that as of the date of this Amendment no Default or Matured Default has occurred and is continuing.

3. This Amendment shall be effective as of its date, and, if necessary, Equalization Transfers shall be made in accordance with Section 2.1.5 of the Agreement so that each Lender holds its pro rata share of the outstanding principal balance of all Loans under Line of Credit A, conditioned upon the execution and delivery to the Agent, in form and substance reasonably acceptable to the Agent, of the following: (a) this Amendment, executed by the Borrower, the Agent and the Lenders that are required to sign this Amendment in accordance with Section 10.31(b) and (c) of the Agreement; (b) the Supplement to the Agents Letter; (c) a Line of Credit A Note reflecting the Line of Credit A Loan Commitment of each signatory Lender; (d) a Secretary’s Certificate as to Directors’ Resolutions, for the Borrower; and (e) an Opinion of Legal Counsel.

4. This Amendment shall be an integral part of the Agreement, and all of the terms set forth therein are hereby incorporated in this Amendment by reference, and all terms of this Amendment are hereby incorporated into said Agreement as if made an original part thereof. All of the terms and conditions of the Agreement, which are not modified in this Amendment, shall remain in full force and effect. To the extent the terms of this Amendment conflict with the terms of the Agreement, the terms of this Amendment shall control.

{Signature Pages Follow}

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first herein above written.

THE ANDERSONS, INC.
By /s/Nicholas C. Conrad Name Nicholas C. Conrad Title Vice President, Finance and Treasurer

U.S. BANK NATIONAL ASSOCIATION By /s/James D. Pegues Name James D. Pegues Title Vice President

FIFTH THIRD BANK By /s/David R. Gerken Name David R. Gerken Title Vice President

BRANCH BANKING AND TRUST COMPANY By /s/Brian R. Jones Name Brian R. Jones Title Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION By /s/Edward L. Cooper III Name Edward L. Cooper III Title Senior Vice President

THE HUNTINGTON NATIONAL BANK By /s/Cheryl B. Holm Name Cheryl B. Holm Title Senior Vice President

COMERICA BANK By /s/Timothy O’Rourke

Name Timothy O’Rourke Title Vice President

BANK OF THE WEST By /s/Charles Greenway Name Charles Greenway Title Vice President

SUNTRUST BANK By /s/C. David Yates Name C. David Yates Title Managing Director

JPMORGAN CHASE BANK, N.A. By /s/Robert A. Poe Name Robert A. Poe Title Vice President

{Signature Page to First Amendment to Third Amended and Restated Loan Agreement}

Schedule A-2 to Loan Agreement
Lenders’ Commitments

Lenders’ Commitments

Line of Credit A Loan Commitments
Name of Lender	Pro Rata Percentage	Maximum $Amount

See Schedule A-2 Attached	See Schedule A-2 Attached	See Schedule A-2 Attached
TOTAL:		$605,000,000
Line of Credit C Loan Commitments

Name of Lender	Pro Rata Percentage	Maximum $Amount

See Schedule A-2 Attached	See Schedule A-2 Attached	See Schedule A-2 Attached
TOTAL:		$387,341,772.15